Exhibit 99.1

Fixed Income Investor Presentation January 2026

2 This Presentation contains summarized consolidated information concerning Old National Bancorp (the “Company” or “Old National” ) and the Company’s business, operations, financial performance and trends . No representation is made that the information in this presentation is complete . For additional financial, statistical and business - related information, see the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31 , 2024 and Quarterly Reports on Form 10 - Q filed with the SEC for the quarters ended March 31 , 2025 , June 30 , 2025 and September 30 , 2025 , as well as the Company's other reports filed with the SEC from time to time . Such reports are or will be available in the Investor Relations section of the Company’s website (www . oldnational . com) and the SEC’s website (https : //www . sec . gov) . Disclaimer

3 This Presentation contains certain "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27 A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21 E of the Securities Exchange Act of 1934 and Rule 3 b - 6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such . In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward - looking statements within the meaning of the Act . These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities . Forward - looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning . These forward - looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties . There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to : competition ; government legislation, regulations and policies, including trade and tariff policies ; the ability of Old National to execute its business plan ; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs ; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits ; inflation and governmental responses to inflation, including increasing interest rates ; market, economic, operational, liquidity, credit, and interest rate risks associated with our business ; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses ; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and Bremer Financial Corporation (“Bremer”) not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected ; potential adverse reactions or changes to business or employee relationships, including those resulting from the Merger ; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks ; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue - generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities ; failure or circumvention of our internal controls ; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; significant changes in accounting, tax or regulatory practices or requirements ; new legal obligations or liabilities ; disruptive technologies in payment systems and other services traditionally provided by banks ; failure or disruption of our information systems ; computer hacking and other cybersecurity threats ; the effects of climate change on Old National and its customers, borrowers, or service providers ; the impacts of pandemics, epidemics and other infectious disease outbreaks ; other matters discussed in this earnings release ; and other factors identified in our Annual Report on Form 10 - K for the year ended December 31 , 2024 and other filings with the SEC . These forward - looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect . Old National does not undertake an obligation to update these forward - looking statements to reflect events or conditions after the date of these materials . You are advised to consult further disclosures we may make on related subjects in our filings with the SEC . Forward - Looking Statements

4 Non - GAAP Financial Measures The Company's accounting and reporting policies conform to U . S . generally accepted accounting principles ("GAAP") and general practices within the banking industry . As a supplement to GAAP, the Company provides non - GAAP financial measures , which the Company believes are useful because they assist management and investors in assessing the Company's operating performance . Where non - GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the A ppendix to this Presentation . The Company presents earnings per diluted common share (“EPS”) , the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items . These items include merger - related charges associated with completed and pending acquisitions, Current Expected Credit Loss (“ CECL “) Day 1 non - Purchased Credit Deteriorated (“ PCD “) provision expense, a pension plan gain /loss , debt securities gains/losses, distribution of excess pension assets expense, and FDIC special assessment expense . Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods . Management believes that excluding merger - related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition . Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes . Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre - provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required . Management believes adjusted pre - provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes . The Company presents adjusted noninterest expense, which excludes merger - related charges associated with completed and pending acquisitions , distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain /loss and debt securities gains/losses . Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes . The tax - equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax - exempt assets . Interest income and yields on tax - exempt securities and loans are presented using the current federal income tax rate of 21% . Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax - equivalent basis and that it may enhance comparability for peer comparison purposes . In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers . These non - GAAP financial measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from shareholders ' equity and retain the effect of accumulated other comprehensive loss in shareholders ' equity . Although intended to enhance investors' understanding of the Company's business and performance, these non - GAAP financial measures should not be considered an alternative to GAAP . In addition, these non - GAAP financial measures may differ from those used by other financial institutions to assess their business and performance . See "Non - GAAP Reconciliations" in the Appendix to this Presentation for details on the calculation of these measures to the extent presented herein .

5 Meet The Team Today’s Presenters John Moran Chief Financial Officer Tim Burke President & Chief Operating Officer Carrie Goldfeder Chief Credit Officer Mike Loyd Treasurer

Franchise Overview

Snapshot of Old National

Franchise Overview

$72B Assets	**$5B** TCE[1]
$49B Loans HFI	**$55B** Deposits
$37B Wealth AUM	**$9B** Market Cap[2]

Financial Highlights

Profitability	**1.37%** Adj. ROAA[1]	**19.9%** Adj. ROATCE[1]	**46%** Adj. Efficiency[1]
Deposits	**26%** NIB % of Core Deposits	**1.80%** Total Cost	**~75%** 5+ Year Core Deposit Tenure
Credit	**0.16%** NCOs (ex. PCD)	**1.89%** 15-Yr Cumulative NCOs / Avg. Loans[3]	**1.24%** ACL / Loans HFI
Capital	**7.7%** TCE / TA[1]	**11.1%** CET1	**12.9%** Total RBC

Founded: 1834
HQ: Evansville, IN
Nasdaq Listed: ONB
Banking Centers: 346
Team Members: 4,971



Fargo
Minneapolis
Madison
Grand Rapids
Chicago
Detroit
Davenport
Indianapolis
Evansville
Nashville
Knoxville

6th
Largest commercial bank headquartered in Midwest

Top 25
Banking company based in the U.S. by assets



Deposits By Market[4]
Chicago, IL 33%
Twin Cities (MN) 15%
Evansville, IN 10%
Indianapolis, IN 4%
Milwaukee, WI 2%
Madison, WI 2%
St. Cloud, MN 2%
All Others 32%

Top 5 Market Share In ~45% Of Our MSAs

Financial data as of or for the quarter ended 12/31/2025, except as noted [1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Market data as of 12/31/2025 [3] Measured from 2010 – 2024 ex PCD loans [4] Per FDIC Summary of Deposits as of 6/30/2025 PCD - purchased credit deteriorated ROAA - return on average assets ROATCE - return on average tangible common equity CET1 - common equity Tier 1 TCE – tangible common equity HFI – held for investment AUM – assets under management NIB – noninterest bearing NCO – net charge-offs ACL – allowance for credit losses RBC – risk based capital TA – tangible assets MSA – metropolitan statistical area

OLD NATIONAL BANCORP | 7

8 ONB H as Dramatically Enhanced Franchise Value Q4 ’25 2013 $7 2 $10 $3 7 $6 $ 2.48 (ann.) $1.05 $13. 71 $7.85 46% 67% 4,971 ~2,600 3 46 169 $15 9.2 $42.7 4 M 463k $8 8 , 44 7 $40,663 Assets ($B) AUM ($B) Adjusted EPS 1 TBV Per Share 1 Adj. Efficiency Ratio 1 Headcount Branches Deposits / Branch ($M) Avg. MSA Pop. 3 Median HHI Source: S&P Capital IQ Pro 1 Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP reconciliation 2 Data as of 6/30/2025 FDIC Summary of Deposits by MSA 3 Weighted by deposits in MSA TBV - tangible common book value HHI - household income MSA - metropolitan statistical area AUM - assets under management Major Markets 2 Evansville Minneapolis Chicago Indianapolis Milwaukee ~$1B in Deposits #12 Mkt Share ~$ 2B in Deposits #12 Mkt Share ~$ 5 B in Deposits #1 Mkt Share ~$18B in Deposits #9 Mkt Share ~$8B in Deposits #4 Mkt Share Madison ~$1B in Deposits #8 Mkt Share

9 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Granular & Diversified Loan Portfolio Execute with Relentless Focus and Win in our Key Markets Strong Credit Culture Quality, Low - Cost Deposit Base Proven Acquirer Diversified Revenue Streams Drive Long - Term Shareholder Value

10 Financial data as of or for the quarter ended 9/30/2025, except as noted 1 Peer Group data per S&P Capital IQ Pro as of 9 /30/2025 - See Appendix for definition of Peer Group 2 Peer Group data per S&P Capital IQ Pro as of full years 2022 - 2024 for 3 - Year and 2010 - 2024 for 15 - Year 3 Excludes purchased credit deteriorated net charge - offs NCOs - net charge - offs Low - Risk Balance Sheet Relative to Peers Risk - Weighted Assets / Total Assets 1 3 and 15 - Year Cumulative NCOs / Avg. Loans 2 76% 78% 80% 94% 74% Lower Quartile Average Upper Quartile Max 0.25% 1.89% 0.45% 5.69% 3-Yr 15-Yr ONB Peer Average 3 Peer Group

Financial Details Data as of December 31 , 2025

12 Leading Profitability & Capital Generation 1 11.4% 11.6% 11.8% 14.1% 14.6% 14.6% 14.7% 14.7% 14.9% 14.9% 15.0% 15.4% 17.3% 17.7% 20.1% 20.5% 1 Peer Group data per S&P Capital IQ Pro as of 9 /30/2025 - See Appendix for definition of Peer Group 2 Peer figures represent core metrics, as defined by S&P Capital IQ Pro 3 ONB figure represents non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - se e Appendix for Non - GAAP reconciliation 4 Defined as ROATCE x (1 - dividend payout ratio) ROAA - return on average assets ROATCE - return on average tangible common equity Q3 Payout Ratio 2,3 Q3 ROATCE 2 ,3 Q3 ROAA 2 ,3 Q3 Equity Retention Rate 2,3,4 ONB Peers 0.9% 0.9% 1.0% 1.0% 1.1% 1.1% 1.2% 1.2% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% 1.5% 1.5% 53% 46% 39% 34% 32% 31% 30% 30% 29% 25% 25% 24% 18% 18% 13% 11% 5% 7% 9% 9% 10% 10% 10% 10% 11% 11% 12% 12% 13% 13% 15% 18% Q4 – 1.4% Q4 – 19.9% Q4 – 23% Q4 – 15%

Fourth-Quarter 2025 Highlights

	Reported	Adjusted[1]
Earnings Per Share	$0.55	$0.62
Net Income	$213	$241
Return on Average Assets	1.21%	1.37%
Return on Average TCE[1]	17.8%	19.9%
Efficiency Ratio[1]	51.6%	46.0%
NIM (FTE)[1]	3.65%	
TBV[1] Per Share	$13.71	
TBV[1] Per Share Growth (annualized)	17.0%	
Total Loan[2] Growth (annualized)	6.4%	
Total Deposit Growth (annualized)	0.6%	
Total Cost of Deposits	180 bps	

Recent Performance Drivers

- Total loan[2] growth of $768.8 million or 6.4% annualized
- Granular low-cost deposit franchise
  - Total deposits up 0.6% annualized
  - Total deposit costs of 180 bps, down 17 bps
- Relative to guidance, performed in-line or better on all major line items
  - ✓ Total loan growth
  - ✓ Net interest income
  - ✓ Noninterest income
  - ✓ Noninterest expense
  - ✓ Net charge-off ratio
  - ✓ Provision
- Disciplined expense management reflected in efficiency ratio[1] of 51.6% and a record 46.0% adjusted[1] ratio
- CET1 of 11.1% exceeding expectations set at Bremer announcement enabling a larger balance sheet
- 8% decline in criticized and classified loans
- NCOs of 27 bps; 16 bps excluding PCD loans
- TBV[1] per share up 17% annualized vs. 3Q25

$ in millions, except per share data; annualized growth figures measured versus prior quarter [1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Includes loans held-for-sale NCOs - net charge-offs PCD - purchased credit deteriorated TCE - tangible common equity TBV - tangible common book value bps - basis points CET1 - common equity Tier 1 NIM - net interest margin FTE – fully taxable equivalent

OLD NATIONAL BANCORP | 13

14 Consistent & High Levels of Profitability 1 Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP reconciliation ROAA - return on average assets ROATCE - return on average tangible common equity GAAP - generally accepted accounting princ iples Diluted Earnings Per Share Return on Average Assets Return on Avg. Tangible Common Equity 1 Efficiency Ratio 1 $0.47 $0.44 $0.34 $0.46 $0.55 $0.49 $0.45 $0.53 $0.59 $0.62 4Q24 1Q25 2Q25 3Q25 4Q25 GAAP EPS Adjusted EPS 1.14% 1.08% 0.77% 1.03% 1.21% 1.19% 1.12% 1.19% 1.32% 1.37% 4Q24 1Q25 2Q25 3Q25 4Q25 ROAA Adjusted ROAA 16.4% 15.0% 12.0% 15.9% 17.8% 17.0% 15.5% 18.1% 20.1% 19.9% 4Q24 1Q25 2Q25 3Q25 4Q25 ROATCE Adjusted ROATCE 54% 54% 56% 59% 52% 52% 52% 50% 48% 46% 4Q24 1Q25 2Q25 3Q25 4Q25 Efficiency Ratio Adjusted Efficiency Ratio 1 1 1 1 1 1

15 $400 $393 $522 $583 $589 3.30% 3.27% 3.53% 3.64% 3.65% $100 $200 $300 $400 $500 $600 $700 4Q24 1Q25 2Q25 3Q25 4Q25 Net Interest Income NIM $ in millions Annualized growth figures measured versus prior quarter 1 Fully Taxable Equivalent Basis; Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP reconciliation 2 Projected net interest income sensitivity over a two - year cumulative horizon based on the asset/liability model at December 31, 2025 NIM - n et interest margin IB - interest - bearing bp ( s ) - basis point ( s ) NII – net interest income Recent Performance Drivers • Net interest income 1 increase reflective of growth in interest - earning assets • NIM 1 increased 1 bp vs. 3Q25 • Strong low - cost deposit franchise – Total deposit costs of 180 bps; down 17 bps • Period - end total deposits up 0.6% annualized – Gross loan to deposit ratio of 89% Net Interest Income & Net Interest Margin 1 Two - Year Cumulative NII Sensitivity 2 Bremer Closed 5/1/25 Net Interest Income 1 and Margin 1 Impacts on Net Interest Margin 1 3.64% 0.19% 3.65% (0.18)% 3Q25 Rate / Volume Mix IB Deposit Costs 4Q25 (3.4%) (0.9%) 0.5% 0.0% 0.6% 0.5% -200 bps -100 bps Forward Base +100 bps +200 bps 1 1 Based on 12/31/25 Forward Curve

16 Bank Fees 32% Wealth Fees 31% Capital Markets 10% Mortgage Fees 9% BOLI 6% Other 12% Diversified Fee Income Sources $ in m illions , except as noted 1 Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP reconciliation BOLI – bank owned life insurance Recent Performance Drivers • Strong capital markets and higher mortgage fees more than offset by lower other income, which was elevated in the prior quarter Adjusted Noninterest Income 1 Wealth Assets Under Management $30B $29B $38B $38B $37B 4Q24 1Q25 2Q25 3Q25 4Q25 18% of Adj. Revenue 1 $32 $31 $37 $41 $41 $30 $30 $36 $40 $39 $5 $5 $7 $13 $13 $7 $7 $10 $10 $11 $22 $21 $22 $26 $22 $96 $94 $112 $130 $126 4Q24 1Q25 2Q25 3Q25 4Q25 Bank Fees Wealth Fees Capital Markets Mortgage Fees Other 19% 19% 18% 18% 18% Adj. Noninterest Income / Adjusted total revenue 1

17 Disciplined Expense Management $ in millions 1 Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP reconciliation Adjusted Noninterest Expense 1 Adjusted Efficiency Ratio 1 $143 $143 $180 $194 $180 $39 $38 $43 $47 $48 $25 $26 $36 $41 $35 $7 $7 $20 $26 $26 $55 $49 $65 $68 $76 $269 $263 $344 $376 $365 4Q24 1Q25 2Q25 3Q25 4Q25 Salaries & Employee Benefits Occupancy & Equipment Technology & Communication Amortization of Intangibles Other Bremer Closed 5/1/25 1.91% 1.89% 1.94% 1.93% 1.84% 52% 52% 50% 48% 46% 4Q24 1Q25 2Q25 3Q25 4Q25 Adj. Noninterest Expense / Avg. Assets Adj. Efficiency Ratio 1 1

18 $20 $20 $25 $24 $24 $15 $15 $21 $22 $22 $4 $4 $6 $6 $5 $2 $2 $3 $3 $4 $41 $41 $54 $55 $55 4Q24 1Q25 2Q25 3Q25 4Q25 Retail Commercial Public Brokered Quality, Low - Cost Deposit Franchise $ in billions 1 Includes the estimate of Old National Bank federally uninsured deposit balances for regulatory purposes, as adjusted for affi lia te deposits and collateralized or otherwise insured deposits 2 Weighted average rate at end of period NIB - noninterest - bearing NIB 24% Checking & NOW 17% Savings 9% Money Market 29% Time Deposits 14% Brokered 7% Period - End Deposit Composition Deposits By Customer Type 28% Uninsured 1 $55B Total ~8% Top 20 Clients % of Total ~80% Accounts <$25k balance ~75% Deposits 5+ Yr Tenure Deposit Cost Trends 2.01% 2.16% 2.25% 2.08% 1.91% 1.93% 1.97% 1.80% 4.37% 4.27% 3.92% 3.44% 3.34% 3.19% 2.99% 2.59% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Cost of Deposits Exception Pricing 2 Recent Performance Drivers • NIB deposits represent 26% of core deposits • Spot rate of 1.68 % on total deposits at December 31, 2025 • 36% of total deposits are exception priced at an average rate 2 of 2.59% at December 31, 2025 – Achieved ~87% beta for exception priced deposits 93% Core

Diversified Loan Portfolio

Loan Portfolio Trends


Loan Yield
6.14%
5.83%
6.16%
6.28%
6.14%
$36
$36
$48
$48
$49
$3 $7 $12 $4 $10
$3 $7 $12 $4 $11
$3 $8 $16 $6 $15
$3 $8 $16 $6 $15
$3 $8 $16 $6 $15
7%
17%
32%
13%
31%
4Q24
1Q25
2Q25
3Q25
4Q25
C&I
CRE - OO
CRE - Non OO
Residential
Consumer

Concentration Ratios

259%
Bank CRE / RBC[1]

43%
Bank C&D / RBC[2]

Highlights

- 6.4% annualized total loan growth
  - C&I loan growth of $477.5 million versus 3Q25
  - $3.5B total commercial production; up 25% from 3Q25
    - 89% floating; avg yield of 5.9%
    - 11% fixed; avg yield of 6.0%
  - ~$4.8B total commercial pipeline; up 15% from 3Q25
- De minimis NDFI exposure (less than 1% of the total loan portfolio)

Loan Portfolio Geography


WI 10%
MI 6%
TN 5%
ND 4%
KY 4%
TX 3%
FL 2%
CA 2%
All Others 15%
MN 21%
IL 17%
IN 11%
75%+ In-Market[3]

~80%
CRE In-Market[3]

$ in billions   Excludes loans held-for-sale   Summations may not equal due to rounding   Annualized growth figures measured versus prior quarter   [1] CRE as defined in the regulatory agencies guidance on CRE and is sourced from bank call report. Includes C&D, multifamily and non-owner occupied CRE loans   [2] Includes 1 – 4 family construction   [3] Defined as a state with ONB branch location   C&I – commercial & industrial   CRE – commercial real estate   OO – owner occupied   RBC – risk based capital   C&D – construction and land development

OLD NATIONAL BANCORP | 19

Commercial Real Estate Portfolio

CRE – Non-Owner Occupied

71% of CRE Portfolio

32% of Total Loan Portfolio



Other
19%
Warehouse Industrial
16%
Office
12%
Multifamily
41%
Retail
12%
$16B Total

Non-Owner Occupied Maturities

- Manageable volume of loans subject to refinance risk
  - $4.8 billion of CRE NOO loans mature in the next 18 months
  - ~17% or $0.8 billion of those maturities are currently at a sub-4% interest rate (~2% of total loans)
  - Maturing loans are predominately multifamily which continues to experience stronger demand and rents
  - Loans were underwritten at +300 bps over contractual rates at origination

CRE – Owner Occupied

29% of CRE Portfolio

13% of Total Loan Portfolio



Warehouse Industrial
31%
Office
15%
Senior Housing
8%
Retail
23%
Other
23%
$6B Total

CRE Loans by Property Type

$ billions

	Outstanding	Exposure	% of CRE [1]	% Nonaccrual [1]
Multifamily	$6.6	$8.0	30%	1.6%
Warehouse / Industrial	$4.2	$4.5	19%	0.1%
Retail	$3.2	$3.4	15%	0.7%
Office	$2.7	$2.9	12%	1.8%
Senior Housing	$1.3	$1.3	6%	2.3%
Single Family	$0.6	$0.6	3%	0.8%
Other	$3.4	$3.7	15%	0.9%
Total	**$22.1**	**$24.4**	**100%**	**1.1%**

As of 12/31/2025 Excludes loans held-for-sale Summations may not equal due to rounding [1] Measured relative to CRE outstanding
CRE – commercial real estate NOO – non-owner occupied bps – basis points

OLD NATIONAL BANCORP | 20

Stable Credit Quality

Nonaccrual Loans[1]


1.23%
1.29%
1.24%
1.23%
1.07%
0.27%
0.22%
0.30%
0.18%
0.22%
4Q24
1Q25
2Q25
3Q25
4Q25
Nonaccrual Loans
30+ Day Delinquency

Classified & Criticized[1]


6.7%
7.6%
7.5%
7.0%
6.3%
4.2%
5.4%
5.4%
5.2%
4.7%
4Q24
1Q25
2Q25
3Q25
4Q25
Classified Loans
Classified + Criticized Loans

Net Charge-Offs[1]


0.21%
0.24%
0.24%
0.25%
0.27%
0.17%
0.21%
0.21%
0.17%
0.16%
4Q24
1Q25
2Q25
3Q25
4Q25
NCOs
NCOs (ex PCD)

Key Credit Quality Metrics

- NCOs of 16 bps excluding 11 bps impact of PCD loans
- Nonaccrual loans declined $70 million, or 12%, versus 3Q25
- Criticized and classified loans down $278 million, or 8%, versus 3Q25
- 30+ day delinquency in normalized range

Key ACL Model Assumptions

- 100% weighting to Moody's S-2 scenario
- Qualitative reserves represent ~22% of total ACL

Purchase Accounting Impact

- $50 million of credit discount remaining on Bremer non-PCD loans
- 4% of allowance on the remaining $2.2 billion of PCD loans

Allowance for Credit Losses


1.14%
1.16%
1.24%
1.26%
1.24%
$414
$424
$595
$605
$605
$22
$22
$30
$32
$36
$393
$402
$565
$572
$570
4Q24
1Q25
2Q25
3Q25
4Q25
ACL on Loans
Reserve for U.C.
ACL / EOP Loans 1

$ in millions [1] Excludes loans held-for-sale ACL - allowance for credit losses PCD - purchased credit deteriorated NCO - net charge-offs bps - basis points U.C. - unfunded commitments EOP – end of period

OLD NATIONAL BANCORP | 21

22 Peer Credit Data 1 Peer Group data per S&P Capital IQ Pro - See Appendix for definition of Peer Group 2 Excludes purchased credit deteriorated net charge - offs FY - Full - year Peer Avg. 1 Peer Avg. 1 Peer Avg. 1 Peer Avg. 1 2 2

23 U.S. Treasuries and Agency Backed 84% Municipal 10% Corporate & Other 6% High Quality Investment Portfolio Securities Portfolio Composition 2 Highlights • High - quality portfolio – 84% U.S. treasuries and agency - backed – 10% highly - rated municipals securities – 6% corporate and other – All CMBSs are agency - backed • Total securities portfolio duration of 4.5 • 4Q25 new money yield of 5.00% • Estimated NTM cash flows 4 of ~$2.9 billion Balance: $11.4B Duration : 3.8 1 PTAX Loss : $676M Balance: $2.9B Duration : 7.7 PTAX Loss : $355M AFS HTM As of 12/31/2025 1 Available - for - sale effective duration including securities hedges 2 End of period balances; Includes available - for - sale securities, held - to - maturity securities, equity securities, and FHLB/FRB stock 3 Yield includes available - for - sale securities, held - to - maturity securities, equity securities, and FHLB/FRB stock 4 Cash flows include principal & interest AFS – available for sale HTM – held to maturity PTAX – pre - tax CMBS – commercial mortgage - backed security NTM – next 12 months Securities Portfolio Balances & Yields 2,3 $10.9B $11.2B $14.5B $14.9B $14.9B 3.50% 3.58% 4.07% 4.24% 4.06% 4Q24 1Q25 2Q25 3Q25 4Q25 Securities Balance ($B) Securities Yield (%) $14.9B Total

24 Ample and Diverse Sources of Liquidity Diversified Liquidity Sources Loans HFI / Deposits Cash + AFS Securities / Assets 1 Cash and Due $2B Unencumbered Securities $6B Fed Discount Window $4B FHLB $8B $20B+ available liquid funds and borrowing capacity 89% 89% 88% 87% 89% 4Q24 1Q25 2Q25 3Q25 4Q25 16% 17% 18% 18% 18% 4Q24 1Q25 2Q25 3Q25 4Q25 As of 12/31/2025 1 Available - for - sale securities represents fair value 2 Includes the estimate of Old National Bank federally uninsured deposit balances for regulatory purposes, as adjusted for affiliate deposits and collateralized or otherwise insured deposits HFI – he ld for investment AFS – available for sale ▪ Adjusted uninsured deposits 28% of total deposits 2 ▪ No outstanding borrowings from the Federal Reserve discount window ▪ $6.2 billion in outstanding FHLB advances at December 31 st

25 Strong Capital Ratios 1 Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP 2 4Q25 figures are preliminary 3 CRE as defined in the regulatory agencies guidance on CRE and is sourced from bank call report. Includes C&D, multifamily and non - owner occupied CRE loans 4 Includes 1 – 4 family construction CRE – commercial real estate C&D – construction & land development 4Q25 3Q25 2Q25 7.7% 7.5% 7.3% Tangible Common Equity / Tangible Assets 1 8.9% 8.7% 9.3% Tier 1 Leverage 2 11.1% 11.0% 10.7% Tier 1 Common Equity 2 11.5% 11.5% 11.2% Tier 1 Risk - Based Capital 2 12.9% 12.8% 12.6% Total Risk - Based Capital 2 259% 258% 265% Bank CRE Concentration Ratio 2,3 43% 45% 46% Bank C&D Concentration Ratio 2,4

26 Financial data as of or for the quarter ended 12 /3 1 /2025 , except as noted 1 Non - GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non - GAAP reconciliation 2 Includes loans held - for - sale ROAA - r eturn on average assets ROATCE - r eturn of average tangible common equity CET1 - c ommon equity T ier 1 RWA - risk - weighted assets TBV – tangible common book value PCD - purchased credit deteriorated YoY - year - over - year NIB – noninterest bearing Key Investment Highlights Strong 4 Q25 financial metrics ▪ 1.37% Adj. ROAA 1 ▪ 19.9% Adj. ROATCE 1 ▪ 46.0% Adj. Efficiency Ratio 1 Ample liquidity and capital ▪ 8 9 % loan - to - deposit ratio 2 ▪ 11.1 % CET1 capital to RWA ▪ TBV 1 per share up 15 % YoY ▪ 2.2 million shares of common stock repurchased for full year 2025 ▪ Prioritizing organic growth and capital growth over M&A Quality, peer - leading deposit franchise ▪ G rowth in total deposits of 4.9 % YoY (ex. Bremer) ▪ Low total deposit costs of 1 80 bps for 4Q25 ▪ 75% of core deposits have tenure >5 years ▪ NIB deposits represent 26% of core deposits Strong credit culture ▪ Well - reserved — 100% weighted Moody’s S - 2 scenario ▪ $605 million allowance for credit losses, or 1.2 4 % of total loans, includes ~ 4 % reserve on PCD loans ▪ Additionally, $5 0 million of credit discount remaining on Bremer non - PCD loans ▪ Granular and diversified loan portfolio ▪ Low net charge - offs of 1 6 bps, excluding PCD loans

Appendix Appendix

Credit Ratings & Subordinated Debt Maturity Profile

Moody's Investors Service

Entity	Type	Moody's Rating[1]
Old National Bancorp		
	Outlook	Negative
	Issuer Rating	Baa1
	Subordinate	Baa1
Old National Bank		
	Outlook	Negative
	Issuer Rating	Baa1
	Baseline Credit Assessment	a3

Subordinated Debt Maturity Profile as of December 31, 2025

Term / Structure	Entity	Rank	Maturity Date	Call Date	Amount ($000)	Tier 2 Treatment	Front-End Coupon	Back-End Coupon	Current Coupon
10-yr Bullet	HoldCo	Subordinated	9/29/2026	NA	$150,000	0%	5.875%	NA	5.875%
Trust Preferred	HoldCo	Junior Subordinated	July 2031 – Sept. 2037	Currently Callable	$198,499	100%	NA	NA	Ranging from 5.38% - 7.68%

[1] Reflects ratings as of August 4th, 2025; a credit rating is not a recommendation to buy, sell or hold any securities of Old National Bancorp or Old National Bank and may be revised or withdrawn at any time

OLD NATIONAL BANCORP | 28

29 Conservative Lending Limit/Risk Grades 1 Data as of 12 /3 1 /2025 0 1 2 3 4 5 6 - Investment Grade Borrower Asset Quality Rating (Risk Grade) - Minimal Grade - Modest Grade - Average Risk - Strong Monitor - Monitor - Watch $150MM $125MM $100MM $80MM $70MM $50MM $30MM In - House Direct Lending Limit 7 8 9 - Criticized (Special Mention) - Problem - Nonaccrual In - house lending limits conservative relative to ONB’s legal lending limit 1 of $ 961 million per borrower

30 CRE Non Owner Occupied - Office Our Lending Looks More Like This … ...Less Like This ▪ Total office portfolio of $ 2.0 billion; average loan size is $3. 5 million – Largest exposure of ~$ 7 0 million (large, diversified MOB) ▪ 86 % located in B ank’s footprint, diversified by submarket ▪ 4 7 % of portfolio is MOB and/or occupied by investment grade tenants ▪ CBD office exposure is moderate (1 4 % of NOO Office) and primarily within footprint, across 12 cities ▪ Weighted averages – LTV of ~6 1% – DSC of ~1.5 3 x As of 12 /3 1 /2025 CBD - Central business district NOO - Non - owner occupied LTV - loan - to - value DSC - debt service coverage ratio MOB – medical office building

CRE Non Owner Occupied - Multifamily

Our Lending Looks More Like This…





...Less Like This



- Total multifamily portfolio of $6.6 billion; average loans size is $4.9 million
  - Largest exposure of ~$65 million
- 87% located in Bank's footprint
- Continued strong demand and rental rates in core markets (IL, MN, WI)
- Multifamily remains dominant and stable CRE asset class with no material exposure to rent controlled properties
- Weighted averages
  - LTV of ~60% / DSC of ~1.34x

As of 12/31/2025 LTV - loan-to-value DSC - debt service coverage ratio

OLD NATIONAL BANCORP | 31

Markets of Operation

	ONB's Top 20 MSAs	ONB Rank	ONB Branches	ONB Deposits in Mkt. ($M)	% of Franchise	ONB Mkt. Share (%)	Proj. Pop. Growth '26 - '31	Current Median HHI ($)	Proj. HHI Growth '26 - '31
1	Chicago-Naperville-Elgin, IL-IN	9	89	$18,009	32.8%	3.0%	0.5%	$97,107	13.1%
2	Minneapolis-St. Paul-Bloomington, MN-WI	4	45	$8,221	15.0%	3.5%	2.3%	$105,075	10.6%
3	Evansville, IN	1	15	$5,456	9.9%	41.5%	0.6%	$74,892	12.3%
4	Indianapolis-Carmel-Greenwood, IN	12	21	$2,269	4.1%	2.5%	3.4%	$87,303	11.8%
5	Milwaukee-Waukesha, WI	12	6	$1,363	2.5%	1.8%	0.1%	$84,352	12.3%
6	Madison, WI	8	11	$1,192	2.2%	4.4%	3.7%	$91,438	7.9%
7	St. Cloud, MN	2	3	$971	1.8%	11.7%	1.8%	$81,381	10.7%
8	Bloomington, IN	2	5	$868	1.6%	23.6%	(0.5%)	$66,038	6.7%
9	Terre Haute, IN	2	5	$642	1.2%	16.4%	(0.3%)	$60,026	8.6%
10	Grand Forks, ND-MN	2	3	$633	1.2%	15.6%	0.2%	$77,430	11.4%
11	Fargo, ND-MN	8	3	$491	0.9%	3.9%	5.1%	$80,729	12.1%
12	Ann Arbor, MI	9	5	$474	0.9%	4.0%	1.3%	$92,863	10.5%
13	Jasper, IN	2	4	$453	0.8%	22.5%	(0.4%)	$83,539	8.9%
14	Davenport-Moline-Rock Island, IA-IL	6	4	$451	0.8%	4.3%	(0.1%)	$77,162	10.9%
15	Fort Wayne, IN	10	4	$449	0.8%	4.3%	2.9%	$73,595	10.7%
16	Detroit Lakes, MN	1	1	$431	0.8%	32.0%	(0.3%)	$82,716	10.1%
17	Alexandria, MN	1	3	$428	0.8%	24.2%	1.9%	$88,578	9.6%
18	Willmar, MN	1	1	$410	0.7%	23.6%	0.6%	$85,099	7.3%
19	Brainerd, MN	2	2	$394	0.7%	14.9%	3.1%	$81,468	13.8%
20	Grand Rapids-Wyoming-Kentwood, MI	16	4	$388	0.7%	1.2%	2.3%	$87,957	11.1%
	ONB Weighted Average Franchise						**1.1%**	**$88,447**	**11.3%**

Source: S&P Capital IQ Pro; Deposit data as of 6/30/2025 FDIC Summary of Deposits pro forma for pending or recently completed acquisitions
HHI – household income MSA - metropolitan statistical area

OLD NATIONAL BANCORP | 32

33 4Q24 1 Q2 5 2Q25 3Q25 4Q25 $394. 1 $ 387.6 $514.8 $574.6 $580.8 Net interest income 5.8 5.4 7.1 8.0 8.0 FTE Adjustment $ 399 . 9 $ 393.0 $521.9 $582.6 $588. 8 Net interest income (FTE) 95.8 93.8 132.5 130.5 109.7 Add: Noninterest income $495.7 $ 486.8 $654.4 $713.0 $698.6 Total revenue (FTE) (27.0) (31.4) (106.8) (26.7) (32. 7 ) Less: Provision for credit losses (276.8) (268.5) (384.8) (445.7) (386.3) Less: Noninterest expense $191.9 $ 186.9 $162.8 $240.6 $279. 6 Income before income taxes (FTE) 38.0 42.2 37.4 57.9 63.0 Less: Income taxes (FTE) $153.9 $ 144.7 $125.4 $182.6 $216.6 Net income (4.0) (4.0) (4.0) (4.1) (4.0) Less: Preferred dividends $149.8 $ 140.7 $121.4 $178.5 $212.6 Net income applicable to common shares $0.47 $0. 44 $0.34 $0.46 $0.55 Earnings Per Share Adjustments: $8.1 $ 5.9 $41.2 $69.3 $24.5 Merger - related charges 0.0 0.0 (21.0) 0.0 15.9 Pension plan loss (gain) 0.0 0.0 0.0 0.0 (3.0) FDIC Special Assessment 0.1 0. 1 0.0 0.0 0.0 Debt securities gains/losses 0.0 0.0 75.6 0.0 0.0 CECL Day 1 non - PCD provision 8.2 6.0 95.8 69.3 37.4 Total adjustments (2.1) (1.1) (26.4) (16.5) (9.0) Less: Tax effect on net total adjustments 1 $6.1 $ 4.9 $69.4 $52.8 $28.4 Total adjustments, net of tax 156.0 145.6 190.8 231.3 241.0 Net income applicable to common shares, adjusted $0.49 $0. 45 $0.53 $0.59 $0.62 Adjusted Earnings Per Diluted Share Non - GAAP Reconciliation $ in millions, except per share data Summations may not equal due to rounding 1 Tax - effect calculations use management's estimate of the full year FTE tax rates (federal + state) FTE - f ully taxable equivalent

34 Non - GAAP Reconciliation $ in millions Summations may not equal due to rounding 4Q24 1 Q25 2 Q25 3Q25 4Q25 $95.8 $ 93.8 $13 2 .5 $130.5 $109.7 Noninterest income 0.1 0. 1 0.0 0.0 0.0 Less: Debt securities gains/losses 0.0 0.0 (21.0) 0.0 15.9 Less : Pension plan loss (gain) $95.9 $ 93.9 $ 111.5 $130.5 $125.6 Adjusted noninterest income $276.8 $ 268.5 $ 384.8 $445.7 $386.3 Noninterest expense (8.1) (5.9) (41.2) (69.3) (24.5) Less: Merger - related charges 0.0 0.0 0.0 0.0 3.0 Less: FDIC Special Assessment $268.7 $ 262.7 $ 343.7 $376.5 $364. 8 Adjusted noninterest expense

35 Non - GAAP Reconciliation $ in millions Summations may not equal due to rounding FTE - f ully taxable equivalent 4Q24 1 Q25 2 Q25 3Q25 4Q25 $276.8 $ 268.5 $ 384.8 $445.7 $386.3 Noninterest Expense (7.2) (6.8) (19.6) (26.2) (26.0) Less: Intangible amortization 269.6 261.7 365.2 419.5 360.3 Noninterest expense, excluding intangible amortization Adjustments: (8.1) (5.9) (41.2) (69.3) (24.5) Less: Merger - related charges 0.0 0.0 0.0 0.0 3.0 Less: FDIC Special Assessment (4.6) (3.4) (5.8) (7.1) (9.8) Less: Amortization of tax credits investments $256.9 $ 252.4 $ 318.2 $343.2 $329.0 Adjusted noninterest expense for eff. ratio $394.1 $ 387.6 $ 514.8 $574.6 $580.8 Net interest income 5.8 5.4 7.1 8.0 8.0 Add: FTE adjustment $399.9 $ 393.0 $ 521.9 $582.6 $588. 8 Net interest income (FTE) 95.8 93.8 132.5 130.5 109.7 Noninterest income $495.7 $ 486.8 $ 654.4 $713.0 $698.6 Total revenue (FTE) 0.1 0. 1 0.0 0.0 0.0 Less: Debt securities gains/losses 495.8 486.9 654.4 713.0 698.6 Total revenue, excluding debt securities losses Adjustments: 0.0 0.0 (21.0) 0.0 15.9 Less: Pension plan loss (gain) $495.8 $ 486.9 $ 633.4 $713.0 $714.5 Adjusted total revenue for eff. ratio 54.4% 53.7% 55.8% 58.8% 51.6% Efficiency Ratio 51.8% 51.8% 50.2% 48.1% 46.0% Adjusted Efficiency Ratio $394.1 $ 387.6 $ 514.8 $574.6 $580.8 Net interest income 5.8 5.4 7.1 8.0 8.0 FTE adjustment $399.9 $ 393.0 $ 521.9 $582.6 $588.8 Net interest income (FTE) $48,411.8 $ 48,077.3 $ 59,061.2 $64,032.8 $64,456.8 Average earnings assets 3.26% 3. 23% 3. 4 9% 3.59% 3.60% Net interest margin 3.30% 3. 27% 3. 53% 3.64% 3.65% Net interest margin (FTE)

36 Non - GAAP Reconciliation $ in millions Summations may not equal due to rounding 4Q24 1 Q25 2 Q25 3Q25 4Q25 $149.8 $ 140.7 $ 121.4 $178.5 $212.6 Net income applicable to common shares 5.4 5.1 14.7 19.6 19.6 Add: Intangibles amortization, net of tax $155.3 $ 145.8 $ 136.1 $198.2 $ 232.1 Tangible net income applicable to common shares $6.1 $ 4.9 $ 69.4 $52.8 $28.4 Total adjustments, net of tax $161.4 $ 150.7 $ 205.5 $251.0 $ 260.5 Adjusted net income applicable to common shares, excluding intangibles amortization $6,095.2 $ 6,172.8 $7, 208 . 4 $7,924.9 $8,147.3 Average GAAP shareholders’ common equity (2,301.2) (2, 292 . 5 ) (2, 670 . 7 ) (2,931.3) (2,919.9) Less: Average goodwill and other intangible assets $3,794.0 $ 3 , 880 . 3 $4, 537 . 7 $4,993.6 $5,227.4 Average tangible shareholders’ common equity 16.4% 15.0% 12.0% 15.9% 17.8% Return on average tangible shareholders’ common equity 17.0% 15.5% 18.1% 20.1% 19.9% Adjusted return on average tangible common equity $153.9 $ 144.7 $ 125.4 $182.6 $216.6 Net income 6.1 4.9 69.4 52.8 28.4 Total adjustments, net of tax $160.0 $ 149.6 $ 194.8 $235.4 $245.0 Adjusted Net Income $53,802.3 $ 53,445 . 6 $ 65,486 . 1 $71,136.8 $71,55 6 . 3 Average Assets 1.14% 1.08% 0.77% 1.03% 1.21% Return on average assets 1.19% 1.12% 1.19% 1.32% 1.37% Adjusted return on average assets

37 Non - GAAP Reconciliation $ in millions Summations may not equal due to rounding 4Q24 1 Q25 2 Q25 3Q25 4Q25 $6,340.3 $ 6,535.0 $ 8,126.4 $8,309.3 $8,494.8 Shareholders' equity (243.7) (243.7) (243.7) (243.7) (243.7) Less: Preferred equity 6,096.6 6,291.3 7,882.7 8,065.6 8,251.1 Shareholders' common equity (2,296.1) (2, 289 . 3 ) (2,9 44 . 4 ) (2,927.0) (2,908.0) Less: Goodwill and other intangible assets $3,800.5 $ 4,002.0 $ 4,938.3 $5,138.6 $5,343.1 Tangible shareholders' common equity 319.0 3 19.2 39 1 .8 390.8 389.7 Common shares outstanding $11.91 $1 2 . 54 $1 2 . 60 $13.15 $13.71 Tangible common book value $53,552.3 $ 53 , 878 . 0 $7 0 , 979 . 8 $71,210.2 $72, 152.0 Total assets (2,296.1) (2, 289 . 3 ) (2,9 44 . 4 ) (2,927.0) (2,908.0) Less: Goodwill and other intangible assets $51,256.2 $ 51 , 588 . 7 $68, 035 . 4 $68,283.2 $69, 244.0 Tangible assets 7.41% 7. 76% 7. 26% 7.53% 7.72% Tangible shareholders’ common equity to tangible assets

38 2025 Peer Group Like - size, publicly - traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp ASB Associated Banc - Corp BOKF BOK Financial Corporation CADE Cadence Bancorporation COLB Columbia Banking System, Inc. CMA Comerica Incorporated FNB F.N.B. Corporation FHN First Horizon Corporation HWC Hancock Whitney Corporation PNFP Pinnacle Financial Partners, Inc. UMBF UMB Financial Corporation VLY Valley National Bancorp WBS Webster Financial Corporation WAL Western Alliance Bancorporation WTFC Wintrust Financial Corporation ZION Zions Bancorporation